FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): November 12, 2018

HC2 HOLDINGS, INC.

Delaware	001-35210	54-1708481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Park Avenue, 30th Floor
New York, NY 10022
(Address of principal executive offices)

(212) 235-2690
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure
Notes Offering
On November 12, 2018, HC2 Holdings, Inc. (“HC2”) announced that it commenced a private offering of $470 million aggregate principal amount of senior secured notes due 2021 (the “Senior Secured Notes Offering”) and a concurrent private offering of $55 million aggregate principal amount of convertible senior notes due 2022 (the "Convertible Senior Notes Offering," and together with the Senior Secured Notes Offering, the "Notes Offerings") to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and, solely with respect to the Senior Secured Notes Offering, to certain persons in offshore transactions in accordance with Regulation S under the Securities Act.
A copy of the press release announcing the Notes Offering is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
In connection with the Notes Offering, HC2 is providing prospective investors with certain financial and other information which HC2 is furnishing with this report as exhibits. This information, which has not been previously reported, is excerpted from a preliminary offering memoranda that are being disseminated in connection with the Notes Offerings or from an investor presentation related thereto.
This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any security in any jurisdiction in which such offering, solicitation or sale would be unlawful. The Senior Secured Notes being offered in the Notes Offering will not be and have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of HC2’s filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Forward Looking Statements

This Current Report on Form 8-K, including the Exhibits, contains forward-looking statements.  Actual results, events or developments may differ materially from those anticipated or discussed in any forward-looking statement.  These statements are subject to risks, uncertainties and other factors, as discussed further in the press release attached hereto as Exhibits 99.1.

Item 9.01 Financial Statements and Exhibits
(d)    Exhibits

Exhibit No.
99.1
Press Release issued by the Company, dated November 12, 2018, titled “HC2 Holdings Announces Launch of $470 Million Senior Secured Notes Private Offering and Concurrent $55 Million Convertible Senior Notes Private Offering”

99.2	Recent Developments
99.3	Risk Factors Related to the Convertible Senior Notes Offering
99.4	Selected Investor Presentation Materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HC2 Holdings, Inc.

Date: November 13, 2018	By:	/s/ Michael J. Sena

Name: Michael J. Sena
Title: Chief Financial Officer